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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                    C3, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            North Carolina                                    56-0308470
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(State of incorporation or organization)                   (I.R.S. Employer
                                                          Identification No.)


3800 Gateway Boulevard, Suite 310, Morrisville, North Carolina       27560
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            (Address of principal executive offices)               (Zip Code)


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      None

         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

               Securities Act registration statement file number
                     to which this form relates: 333-36809


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                           Common Stock, No Par Value
                           --------------------------
                                (Title of class)


                                    Warrants
                                ----------------
                                (Title of class)



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Item 1.  Description of Registrant's Securities to be Registered.

         The information required by Item 1 is incorporated herein by reference to the cover page of the Prospectus (the "Prospectus") included in the Registrant's Registration Statement on Form S-1 initially filed with the Commission on September 30, 1997, as amended (File No. 333-36809) (the "Registration Statement"), and the information contained under the headings "Description of Capital Stock" and "Underwriting" of the Prospectus.

Item 2.  Exhibits

         The following exhibits are filed as a part of this registration statement:

         3.1*     Amended and Restated Articles of Incorporation of C3, Inc.

         3.2*     Amended and Restated Bylaws of C3, Inc.

         4.1*     Specimen Certificate of Common Stock

         4.2*     Form of Representative's Warrant



* Incorporated by reference to the exhibit of the same number to the Registration Statement.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: November 7, 1997
                                                     C3, INC.


                                                     By: /s/ Jeff N. Hunter
                                                         ----------------------
                                                           Jeff N. Hunter
                                                           President